UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2006

Tessera Technologies, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3099 Orchard Drive

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 894-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On May 18, 2006, at the annual meeting of stockholders of Tessera Technologies, Inc. (“Tessera”), Tessera’s stockholders approved the amendment and restatement of Tessera’s 2003 Equity Incentive Plan (the “2003 Plan”). The amendments to the 2003 Plan approved by Tessera’s stockholders include: (i) increasing the number of shares of common stock reserved for issuance under the 2003 Plan by 3,200,000 shares to a total of 7,488,930; (ii) revising certain share-counting provisions; (iii) limiting the maximum term of any stock option or stock appreciation right granted under the 2003 Plan to ten years; (iv) providing that all stock options and stock appreciation rights granted under the 2003 Plan will be granted with an exercise price per share equal to 100% of the fair market value per share of our common stock on the date of grant, subject to certain limited exceptions; (v) revising the provisions governing the automatic grants of options and restricted stock awards to non-employee directors; (vi) providing that the 2003 Plan may not be amended, without stockholder approval, so as to amend the terms of any outstanding award under the 2003 Plan in order to reduce the exercise price of any outstanding award or to cancel and replace any outstanding award with awards having a lower exercise price; and (vii) extending the term of the 2003 Plan through March 2016.

The foregoing description is qualified in its entirety by reference to the 2003 Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously announced, E. Borje Ekholm did not stand for reelection to Tessera’s board of directors at the May 18, 2006 annual meeting of stockholders. Accordingly, effective as of that date, Mr. Ekholm has retired from the board of directors of Tessera.

Item 8.01.	Other Events

On May 19, 2006, Tessera issued a press release regarding the results of its annual meeting of stockholders. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Tessera Technologies, Inc. Third Amended and Restated 2003 Equity Incentive Plan

99.1	Press Release dated May 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2006	TESSERA TECHNOLOGIES, INC.

	By:	/s/ Bruce M. McWilliams
	Name:	Bruce M. McWilliams
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Tessera Technologies, Inc. Third Amended and Restated 2003 Equity Incentive Plan

99.1	Press Release dated May 19, 2006